SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                  February 18, 2004
                Date of report (Date of earliest event reported)


                                  ENUCLEUS, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                   0-14039                          11-2714721
           ----------------------       ----------------------------------
          (Commission File Number)     (I.R.S. Employer Identification No.)




                                4000 Main Street
                              Bay Harbor, MI 49770
                     --------------------------------------
                    (Address of Principal Executive Offices)


                                  231/439-2708
               --------------------------------------------------
              (Registrant's telephone number, including area code)


                               15545 S. 71st Court
                              Orland Park, IL 60462
          -----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

On February 9, 2004 eNucleus, Inc. through one of its subsidiaries Financial ASPx,Inc.(collectively the "Company") purchased substantially all the assets of PrimeWire, Inc. ("PrimeWire"). The Acquisition was effected pursuant to an Asset Purchase Agreement between the Company, PrimeWire and the holders of the capital stock of PrimeWire (the "Shareholders") dated February 5, 2004 (the "Purchase Agreement"). The Purchase Agreement is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Subject to the terms and conditions of the Purchase Agreement, PrimeWire received $50,000 upon closing and a three year earn out provision that provides for (i) quarterly cash payments of 10% of the net revenues generated by the PrimeWire assets and (ii) quarterly stock payments of 15% of the net revenues generated by the PrimeWire assets (shares to be determined based upon the average closing price of the 20 day period prior to the end of each quarter). Additionally, PrimeWire has the ability to earn an additional 7% of Net Revenues generated by Large License Deals (license agreements in excess of $200,000 in the first 12 months of the contract) during the first year.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

     (a) Financial Statements of Businesses Acquired. The financial statements required to be filed for PrimeWire are not currently available and will be filed by amendment to this Form 8-K no later than 60 days from the date this report is required to be filed.

     (b) Pro Forma Financial Information. The required pro forma financial information will be filed at the time the required financial statements for PrimeWire are filed.

     (c) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K:

EXHIBIT NO.         DESCRIPTION
----------          -----------

2.1 Asset Purchase Agreement by and between eNucleus Inc., eNucleus Financial ASPx Inc., Prime Wire, Inc. and Robert Steele.

2.2                 First Amendment to the Asset Purchase Agreement

99.1                Initial Press Release

99.2                Final Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            ENUCLEUS, INC.

Date:  February 18, 2004                    By:  /s/  John C. Paulsen
                                               -------------------------------
                                                      John C. Paulsen
                                                      Chairman of the Board,
                                                      Chief Executive and
                                                      Financial Officer

                                INDEX TO EXHIBITS


EXHIBIT NO.         DESCRIPTION
----------          -----------

2.1 Asset Purchase Agreement by and between eNucleus Inc., eNucleus Financial ASPx Inc., Prime Wire, Inc. and Robert Steele.

2.2                 First Amendment to the Asset Purchase Agreement

99.1                Initial Press Release

99.2                Final Press Release